Note Payable	12 Months Ended
Mar. 31, 2017
Debt Disclosure [Abstract]
Note Payable

Note 6 — Note Payable

On December 31, 2014, the Company converted accounts payable into a Senior Promissory Note (the “Note”) in the aggregate principal amount of $242,498. The Note bears interest at 6% per annum and interest is payable on a quarterly basis commencing March 31, 2015 or the Company may elect that the amount of such interest be added to the principal sum outstanding under this Note. The payables arose in connection with professional services rendered by attorneys for the Company prior to and through December 31, 2014, and the Note had an original maturity date of December 31, 2015, which was extended to June 30, 2016 or such later date as the lender may agree to in writing. As of March 31, 2017 and 2016, the balance due was $277,270 and $262,040, which includes $34,772 and $19,542 of accrued interest, respectively, were outstanding under the Note, and is currently past due.